UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 27, 2017

NOVAGOLD RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

British Columbia	001-31913	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 South Main Street, Suite 400, Salt Lake City, Utah, USA 84111
(Address of Principal Executive Offices) (Zip Code)

(801) 639-0511
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 27, 2017, NOVAGOLD RESOURCES INC. (the “Company”) issued a press release entitled “SAVE THE DATE: NOVAGOLD 2017 Annual Meeting of Shareholders Conference Call and Webcast.”  The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished in accordance with General Instruction B.2. of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is a copy of the press release entitled “SAVE THE DATE: NOVAGOLD 2017 Annual Meeting of Shareholders Conference Call and Webcast.”

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release of NOVAGOLD RESOURCES INC. dated March 27, 2017 entitled “SAVE THE DATE: NOVAGOLD 2017 Annual Meeting of Shareholders Conference Call and Webcast”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAGOLD RESOURCES INC.

Date: March 27, 2017	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of NOVAGOLD RESOURCES INC. dated March 27, 2017 entitled “SAVE THE DATE: NOVAGOLD 2017 Annual Meeting of Shareholders Conference Call and Webcast”